UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 19, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Sale Agreement and Escrow Instructions, or the Agreement, with 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC and EDI Baptist, LLC, unaffiliated third parties, or collectively the Desert Life Seller, for the purchase of certain real property located at 2001 W. Orange Grove Road, Tucson, Arizona, or the Desert Life Medical Plaza, and further entered into the Agreement with WRM Investments, LLC and SOD Investments, LLC, unaffiliated third parties, or collectively the La Cholla Seller, for the purchase of that certain ground lease interest in the property located at 6261 North La Cholla Boulevard, Tucson, Arizona, or the La Cholla property, for a total purchase price of $21,000,000. The Desert Life Seller and the La Cholla Seller are collectively referred to as the Seller. The Desert Life Medical Plaza and the La Cholla property, which we previously referred to as the Tucson Medical Center, are collectively referred to as the Tucson Medical Office Portfolio.

On October 31, 2007, Triple Net Properties and the Seller entered into an Amendment to Purchase Contract, or the First Amendment. The material terms of the First Amendment extended the Estoppel Termination Date from October 31, 2007 to November 2, 2007, in order for all parties to agree on the form of the Ground Lease Estoppel Certificate. On November 2, 2007, Triple Net Properties and the Seller entered into a Second Amendment to Sale Agreement and Escrow Instructions, or the Second Amendment. The material terms of the Second Amendment ratified the First Amendment and confirmed that the Ground Lease Estoppel Certificate had been agreed upon. On November 19, 2007, Triple Net Properties and the Seller entered into a Third Amendment to Sale Agreement and Escrow Instructions, or the Third Amendment. The material terms of the Third Amendment increased the total purchase price by $50,000, with the increase being allocated to the La Cholla property; required a holdback in the amount of approximately $27,000, subject to certain leases being entered into at the La Cholla property; and re-allocated the purchase price of the Tucson Medical Office Portfolio. The First, Second and Third Amendments are collectively referred to as the Amendments.

On November 20, 2007, Triple Net Properties executed an Assignment and Assumption of Sale Agreement and Escrow Instructions, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended, to NNN Healthcare/Office REIT Tucson Medical Center, LLC, our wholly-owned subsidiary.

The above descriptions of the Agreement, Amendments and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

On November 20, 2007, we acquired the Tucson Medical Office Portfolio from the Seller for a purchase price of $21,050,000, plus closing costs. We financed the purchase of the property using borrowings under a secured revolving line of credit (as described in Item 2.03 below) with LaSalle Bank National Association, or LaSalle. An acquisition fee of $632,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Financing for Tucson Medical Office Portfolio

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, we entered into a $50,000,000 secured revolving line of credit with LaSalle, or the LaSalle line of credit. On November 20, 2007, in connection with our purchase of the Tucson Medical Office Portfolio, we borrowed $22,000,000 under the LaSalle line of credit.

Financing for Northmeadow Property

On November 20, 2007, we, through NNN Healthcare/Office REIT Northmeadow, LLC, entered into a secured loan with Equitrust Life Insurance Company, or Equitrust. The secured loan is evidenced by a Secured Installment Note in the principal amount of $8,000,000, or the Northmeadow note. The cash proceeds, net of closing costs and prepaid interest for the period of November 20, 2007 to December 1, 2007, of approximately $7,882,000, were used to reimburse funds that we originally used to finance the acquisition of Northmeadow Medical Center located in Roswell, Georgia, or the Northmeadow property, which we acquired on November 15, 2007. The Northmeadow note is secured by a Deed to Secure Debt, Security Agreement and Financing Statement with Absolute Assignment of Rents and Leases, or the Deed, on the Northmeadow property, and guaranteed pursuant to a Guaranty by which NNN Healthcare/Office REIT, Inc. shall be personally liable for any loss, damage, cost and expense incurred by Equitrust arising out of certain circumstances detailed in the Guaranty. The loan matures on December 1, 2014, and provides for monthly principal and interest payments due on the first day of each calendar month. The loan bears interest at a per annum rate of 5.99%, with monthly principal and interest payments in the amount of $51,495.22 beginning January 1, 2008. After the maturity date, in the event of a default, or if upon the failure to pay any monthly payment upon its due date, the loan bears interest at a per annum default interest rate equal to the greater of: (a) 10.99%, or (b) the J.P. Morgan Bank Prime Rate plus 5.00%. The loan may not be prepaid in whole or in part during the first year of the loan. After the first year, the loan may be prepaid in whole, but not in part, upon payment of a prepayment premium equal to the greater of: (a) 1.00% of the then outstanding principal balance of the indebtedness evidenced by the Northmeadow note, or (b) the Yield Maintenance Premium, as defined in the Northmeadow note. No prepayment premium shall be assessed should the loan be prepaid in full within 27 months of the maturity date. The loan documents contain certain customary representations, warranties, covenants, reserves and indemnities.

The material terms of the loan are qualified in their entirety by the terms of the Northmeadow note, Deed, Guaranty, and Environmental Certification and Indemnity Agreement, attached hereto as Exhibits 10.6 through 10.9 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 27, 2007, we issued a press release announcing the acquisition of the Tucson Medical Office Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. (a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Sale Agreement and Escrow Instruction by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated October 19, 2007

10.2 Amendment to Purchase Contract by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated October 31, 2007

10.3 Second Amendment to Sale Agreement and Escrow Instruction by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated November 2, 2007

10.4 Third Amendment to Sale Agreement and Escrow Instructions by an among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated November 19, 2007

10.5 Assignment and Assumption of Sale Agreement and Escrow Instructions by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Tucson Medical Center, LLC, dated November 20, 2007

10.6 Secured Installment Note by NNN Healthcare/Office REIT Northmeadow, LLC to the order of Equitrust Life Insurance Company, dated November 20, 2007

10.7 Deed to Secure Debt, Security Agreement and Financing Statement with Absolute Assignment of Rents and Leases by NNN Healthcare/Office REIT Northmeadow, LLC for the benefit of Equitrust Life Insurance Company, dated November 20, 2007

10.8 Guaranty from NNN Healthcare/Office REIT, Inc. to Equitrust Life Insurance Company, dated November 20, 2007

10.9 Environmental Certification and Indemnity Agreement by NNN Healthcare/Office REIT Northmeadow, LLC and NNN Healthcare/Office REIT, Inc. for the benefit of Equitrust Life Insurance Company, dated November 20, 2007

99.1 NNN Healthcare/Office REIT, Inc. Press Release, dated November 27, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

November 27, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Sale Agreement and Escrow Instruction by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated October 19, 2007
10.2	Amendment to Purchase Contract by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated October 31, 2007
10.3	Second Amendment to Sale Agreement and Escrow Instruction by and among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated November 2, 2007
10.4	Third Amendment to Sale Agreement and Escrow Instructions by an among 2001 W. Orange Grove Road, LLC; PVP Investments, LLC; WRM Investments, LLC; EDI Baptist, LLC; and SOD Investments, LLC, and Triple Net Properties, LLC, dated November 19, 2007
10.5	Assignment and Assumption of Sale Agreement and Escrow Instructions by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Tucson Medical Center, LLC, dated November 20, 2007
10.6	Secured Installment Note by NNN Healthcare/Office REIT Northmeadow, LLC to the order of Equitrust Life Insurance Company, dated November 20, 2007
10.7	Deed to Secure Debt, Security Agreement and Financing Statement with Absolute Assignment of Rents and Leases by NNN Healthcare/Office REIT Northmeadow, LLC for the benefit of Equitrust Life Insurance Company, dated November 20, 2007
10.8	Guaranty from NNN Healthcare/Office REIT, Inc. to Equitrust Life Insurance Company, dated November 20, 2007
10.9	Environmental Certification and Indemnity Agreement by NNN Healthcare/Office REIT Northmeadow, LLC and NNN Healthcare/Office REIT, Inc. for the benefit of Equitrust Life Insurance Company, dated November 20, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release, dated November 27, 2007